Exhibit 99.2 Corporate Presentation NASDAQ: DCTH January 2025

Forward-Looking Statement The Private Securities Litigation Reform Act of 1995 provides a safe harbor for ability to successfully enter into any necessary purchase and sale agreements with users of forward-looking statements made by the Company or on its behalf. This the HEPZATO KIT; the timing and results of the Company’s clinical trials; our determination presentation contains forward-looking statements, which are subject to certain risks whether to continue a clinical trial program or to focus on other alternative indications; the and uncertainties that can cause actual results to differ materially from those impact of the COVID-19 pandemic or other pandemics on the completion of our clinical described. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” trials; the impact of the presentations at major medical conferences and future clinical “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” results consistent with the data presented; uncertainties relating to the timing and results of “would” and similar expressions are intended to identify forward-looking research and development projects; and uncertainties regarding the Company’s ability to statements, although not all forward-looking statements contain these identifying obtain financial and other resources for any research, development, clinical trials and words. commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission. Factors that may cause such differences include, but are not limited to, You should not place undue reliance on these forward-looking statements, which speak uncertainties relating to: changes to the estimated preliminary results set forth only as of the date they are made. We undertake no obligation to publicly update or revise herein as a result of audit adjustments and other developments that may arise these forward-looking statements to reflect events or circumstances after the date they are between now the time the financial results for the fourth quarter and fiscal year made. ended December 31, 2024, are finalized; the Company’s ability to The Company has not yet completed its financial close process for the fourth quarter and successfully commercialize the HEPZATO KIT; the Company's successful full year 2024 and, as a result, actual results may vary from the estimated preliminary results management of the HEPZATO KIT supply chain, including securing adequate set forth in this presentation due to a number of factors, including audit adjustments and supply of critical components necessary to manufacture and assemble the other developments that may arise between now and the time the financial results for the HEPZATO KIT; successful FDA inspections of the facilities of Delcath and third-party fourth quarter and fiscal year ended December 31, 2024, are finalized. The estimated suppliers/manufacturers; the Company's successful implementation and preliminary financial results have not been audited or reviewed by the Company's management of the HEPZATO KIT Risk Evaluation and Mitigation Strategy; the independent registered public accounting firm. These estimates should not be viewed as a potential of the HEPZATO KIT as a treatment for patients with primary and substitute for the Company's full interim or annual audited financial statements. metastatic disease in the liver; our ability to obtain reimbursement for commercialized product; the Company’s 2

Delcath Corporate Summary

HEPZATO/CHEMOSAT

- 1Q 2024 HEPZATO (drug/device) US launch for mUM*, CHEMOSAT (device only) in EU
- Included in NCCN Guidelines
- First and only FDA approved whole-liver directed therapy
- Preliminary Q4 Results; Expected to be $15.1M of Revenue and Gross Margins 80%-85%

Commercial Opportunity

- Ultra orphan pricing with J-Code
- Focused call points
- US mUM TAM ~$600M

Strong Financial Position

- Cash and investments as of 12/31/2024 = $53.2M
- At $11.2M of Revenue, Q3 2024 Operating Cash Burn of $3.6M
- Expected Q2 2025 receipt of ~$17M from warrant exercise ($10 strike price)
- No outstanding debt obligations

Experienced Management Team

- Expertise in commercializing high value, specialty products
- TheraSphere (BSX) veterans

Significant upside beyond mUM

- HDS platform technology with utility across a broad set of cancer types
- Strong efficacy signals in multiple other tumor types
- Unique interventional oncology asset

Anticipated 2025 Catalysts

- Further site activation and revenue build
- Cash flow positive
- CHOPIN data readout
- Initiate CRC and BCC trials

* metastatic Uveal Melanoma (mUM)

Delcath 3

HIGH UNMET NEED: Liver-Dominant Cancers 4

Liver-Dominant Cancers: High Incidence with High Unmet Medical Need

Up to **80%** **of patients with liver metastases are not amenable to surgical resection** largely due to extensive tumor burden[1]

- Limited Overall Survival - Unresectable Liver Cancer
- Liver: Common Site of Metastases
  - Often the life-limiting organ
- Limited Effective Systemic Treatments
  - Systemic Therapies: low efficacy
  - Immuno-oncology agents become less effective in the presence of metastases



US Incidence of Liver-Dominant Cancers
(partial set shown)
50,000
40,000
30,000
20,000
10,000
0
Delcath Opportunity
mUM*
ICC
mBC
mNET
mPC
mCRC
HCC
*Metastatic Uveal Melanoma (mUM) First Approved Indication

[1] Reddy S, et al. Isolated hepatic perfusion for patients with liver metastases, Ther Adv Med Oncol. 2014 Jul; 6(4): 180-194.

Delcath 5

Diffuse Disease and Whole Liver Treatment Liver metastases in mUM and other Cancers are Often Multi-focal • Solitary liver lesions are often treated with surgery or ablation. • Radiographically, metastatic disease can initially present only as focal lesions. • Micrometastases are difficult to detect – recurrence is common • Traditional liver-directed therapy mechanism of action is not optimal if a whole liver treatment is needed. • Whole organ therapy delivers medication to a specific organ Actual mUM patient sent for a liver resection based upon radiographic diagnosis* then filters out the medication to minimize systemic exposure. * Data on File . 6

Major Liver-Directed Therapies



MAJORITY OF TREATMENT

Trans Arterial Chemo Embolization (TACE)[2]

- Beads obstruct blood flow to tumor and elute chemo
- 50-60k treatments and rising per year in US



SIRT (Y90)[3]

- Radioactive beads delivered into a portion of the liver
- 10-15k treatments and rising per year in US

Limitations

- Tumors recur and retreatment options limited due to damage to vasculature (TACE) and hepatotoxicity (Y90)
- Diffuse disease cannot be treated with a tumor-by-tumor modality (TACE) and bilobar treatment is hepatotoxic (Y90)
- Many tumors not imageable and micro-metastases are common, neither TACE or Y90 can treat the entire liver
- Neither approved for the treatment of mUM and lacking substantial high quality data set to support usage

[2] Xu L, T, Funchain P, F, Bena J, F, Li M, Tarhini A, Berber E, Singh A, D: Uveal Melanoma Metastatic to the Liver: Treatment Trends and Outcomes. Ocul Oncol Pathol 2019;5:323-332. doi: 10.1159/000495113.
[3] Lane AM, Kim IK, Gragoudas ES. Survival Rates in Patients After Treatment for Metastasis From Uveal Melanoma. JAMA Ophthalmol. 2018 Sep 1;136(9):981- 986.

Delcath 7

8

Percutaneous Hepatic Perfusion (PHP) Effective, Safe & Repeatable Liver-focused Disease Control 1. Isolation Hepatic venous flow is isolated, enabling >6X greater local concentration of chemo Isolation Filtration 2. Saturation Melphalan (chemo) treats micro and macro lesions simultaneously regardless of location in the liver Saturation 3. Filtration Proprietary filters remove greater than 4 85% of chemo from the body 4 Heppt, M, et al. Combined immune checkpoint blockade for metastatic uveal melanoma: a retrospective, multi-center study. J Immunotherap Cancer. 2019 Nov 13;7(1):299. 9

Indication Statement HEPZATO KIT (melphalan) for Injection/Hepatic Delivery System HEPZATO KIT is indicated as a liver-directed treatment for adult patients with uveal melanoma with unresectable hepatic metastases affecting less than 50% of the liver and no extrahepatic disease, or extrahepatic disease limited to the bone, lymph nodes, subcutaneous tissues, or lung that is amenable to resection or radiation. • Indicated Patient Population Includes: o No HLA genotype restrictions o Treatment naïve and previously treated patients 10

Metastatic Uveal Melanoma (mUM) 11

Patient Journey

Initial Screening

Initial diagnosis & treatment
- Enucleation
- Radiation
- Photodynamic therapy

  - Ophthalmology
  - Optometrists
  - Eye Specialist

~2,000 patients

- Ophthalmologist
- Ocular Oncologist

MILESTONE
Surveillance Decision

Screening frequency dependent on risk level
- Higher risk patients (50%) are screened at a high frequency
- Lower risk patients (50%) are screened at a lower frequency

Gene expression profiling may occur

- **Ophthalmologist/ Ocular Oncologist**
  Surveillance
- **Medical Oncologist**
  Surveillance at Academic Center
- **Medical Oncologist**
  Surveillance at Nonacademic Center

MILESTONE
Metastases Detected

Treatment Decision

~1,000 patients

- **Surgical Oncologist**
  Surgical Resection
- **Interventional Radiologist**
  Liver-directed therapy
- **Medical Oncologist**
  Systemic Therapy

HEPZATO KIT™
(melphalan) for Injection/ Hepatic Delivery System (HDS)

Most patients receive both systemic and liver-directed therapies

~800 patients eligible

Pre-Metastatic | 3-5 years — **Post-Metastatic**

~2,000 per Year (US)[2] — ~1,000 per Year (US)[2]

[2] Xu L, T, Funchain P, F, Bena J, F, Li M, Tarhini A, Berber E, Singh A, D: Uveal Melanoma Metastatic to the Liver: Treatment Trends and Outcomes. Ocul Oncol Pathol 2019;5:323-332. doi: 10.1159/000495113.

Delcath 12

mUM: Beachhead Market Opportunity

- Liver involved in >90% of cases of metastatic disease (1,000 mUM patients)[2,3]
- In 50% of mUM patients, the liver is the only site of metastasis[5,6]
- Most patients with mUM die from liver failure[6]
  - 1-year OS rate of patients with metastatic disease in the liver is 13%
  - Median survival ranging from 4 to 15 months[2,7]



~50% metastasize to the liver[1,2]

[3] Lane AM, Kim IK, Gragoudas ES. Survival Rates in Patients After Treatment for Metastasis From Uveal Melanoma. JAMA Ophthalmol. 2018 Sep 1;136(9):981- 986.
[5] Krantz BA, et al. Uveal Melanoma: Epidemiology, Etiology, and Treatment of Primary Disease. Clin Ophthalmol. 2017;11:279-289.
[6] Eschelman DJ et al. Transhepatic Therapies for Metastatic Uveal Melanoma. Semin Intervent Radiol. 2013;30(1):39-48.
[7] Carvajal RD, et al. Metastatic Disease from Uveal Melanoma: Treatment Options and Future Prospects. Br J Ophthalmol. 2017;101(1):38-44.

Delcath 13

Competitive Landscape

- 55% of patients have no approved systemic treatment option
- Most patients treated with multiple lines of therapy

Primary Systemic Competitors

- Kimmtrak (tebentafusp) for HLA + (~45% of patients)
- IPI/NIVO (in combination) for HLA –

Competitive Positioning

- Ideally all patients will receive a Liver Directed Therapy (LDT) as either 1st or 2nd line
- Currently, a growing minority of Oncologists/MDs believe LDT as a 1st line is critical
- For others we stress that patients die of liver failure – treat the liver before its too late (have a specific plan for LDT as 2nd line)

Primary LDT Competitors

- TACE (limited efficacy data, not suited for diffuse disease)
- SIRT (limited to two treatments, not suitable for multi-lobar disease)

Competitive Positioning

- 1st line for all that believe in LDT 1st line
- Whole liver treatment vs. targeted treatment is necessary
- **PHP leaves options for additional LD therapies, Y90 and TACE do not**

Delcath 14

Demonstrated Demand for FDA Approved Treatment in mUM KIMMTRAK KIMMTRAK U.S. Quarterly Sales • Reported $57.3 million in Q3 2024 US sales ($230M annualized (USD) revenue) 70,000,000 60,000,000 • Only 45% of mUM patients (~400) are eligible for treatment due 50,000,000 to HLA restriction 40,000,000 30,000,000 HEPZATO KIT: FDA Approved August 14, 2023 to 20,000,000 Treat Patients with Liver-Dominant mUM 10,000,000 • Approximately 800 patients potentially eligible for treatment 0 Q1 Y1 Q2 Y1 Q3 Y1 Q4 Y1 Q1 Y2 Q2 Y2 Q3 Y2 Q4 Y2 Q1Y3 Q2Y3 Q3Y3 • HEPZATO has no HLA genotype restrictions KIMMTRAK • Patients often receive both systemic and liver-directed treatment Mean HEPZATO treatment vs. mean treatment duration of KIMMTRAK (per pivotal trials) DRUG DOSE COST* MEAN TREATMENTS #** TOTAL COST KIMMTRAK $20,480 41 weeks $839,680 HEPZATO $187,500 4.1 kits $768,750 *Dose Cost ASP calculated using CMS payment allowance limit ** Mean from published phase 3 trials 15

HEPZATO KIT: Commercialization 16

Delivering an Innovative Treatment with a Well-Trained Team Treatment with HEPZATO KIT involves training and a team approach. The team members below complete a preceptorship and proctorship as well as a risk evaluation and mitigation strategy (REMS) training. Interventional radiologist leads and performs the vascular interventional procedure Perfusionist establishes, monitors, and controls the extracorporeal pump and veno-venous bypass circuit Anesthesiologist manages sedation, analgesia, and respiratory and cardiovascular support All REMS materials are available at www.HEPZATOKITREMS.com or by calling the REMS Coordinating Center at 1-833-632-0457. 17

Referring Centers HEPZATO Medical Medical Specialized, Targeted Treating Center Oncologist Oncologist Sales Teams Trained Treating Team Three Complementary Representatives: Perfusionist Interventional Radiologist Clinical Specialists Anesthesiologist Liver-Directed Therapy Representatives Medical Medical Oncologist Medical Ocular Oncologist Oncologist Oncologist Oncology Managers Medical Medical Oncologist Oncologist Medical Oncologist 18

Current and Pending Commercial Centers

As of 01/09/2025

First commercial use of **HEPZATO KIT** January 12, 2024 at Moffitt

22 sites are accepting referrals

14 sites active as of December 31, 2024

20+ additional sites in active conversations

30 active center target for end of 2025


Seattle
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
Ottawa
Montreal
OREGON
IDAHO
WYOMING
SOUTH DAKOTA
Toronto
Chicago
Boston
NEBRASKA
IOWA
ILLINOIS
NEVADA
UTAH
United States
COLORADO
KANSAS
INDIANA
Washington
New York
MISSOURI
KENTUCKY
OKLAHOMA
NEW MEXICO
Dallas
ARKANSAS
MISSISSIPPI
ALABAMA
San Diego
TEXAS
LOUISIANA
San Antonio
Houston
Miami

Healthcare Setting Locator
HEPZATOKIT.COM

- **Cleveland Clinic Main Campus** - Cleveland, OH *
- **Duke Cancer Center** - Durham, NC
- **HonorHealth Scottsdale Shea** - Scottsdale, AZ
- **Massachusetts General Hospital** - Boston, MA
- **Mayo Clinic** - Jacksonville, FL
- **MD Anderson Cancer Center** - Houston, TX *
- **Moffitt Cancer Center** - Tampa, FL
- **Northwestern University** – Chicago, IL*
- **Ohio State University** - Columbus, OH
- **Piedmont Atlanta** - Atlanta, GA *
- **Providence Saint John's Health Center** - Santa Monica, CA *
- **Regional One Health** - Memphis, TN
- **Stanford Health Care** - Stanford, CA
- **Thomas Jefferson University Hospital** - Philadelphia, PA
- **UC San Diego Health** - San Diego, CA
- **UCLA Health** - Santa Monica, CA
- **UNC Health Medical Center** - Chapel Hill, NC
- **University of Alabama** - Birmingham, AL *
- **University of Miami Hospital** - Miami, FL *
- **University of Utah Hospital** - Salt Lake City, UT
- **University of Kansas Cancer Center** – Kansas, KS *
- **University of Wisconsin Hospital** – Madison, WI

*Sites accepting referrals; not yet REMS certified

Delcath
19

HEPZATO KIT: Reimbursement & Pricing 20

Reimbursement Medicare Patients Private Payer Patients • Follow Medicare guidelines • J-Code assigned and active April 1, 2024 o For rare disease o Patients to be treated as outpatients • Majority of patients expected to be outpatient • Medical Prior-Authorization of patients likely required o Drug directly covered by Medicare as pass through o Delcath has engaged a hub service to assist with benefit verification and navigation • Centers of Excellence (Prospective Payment System (PPS) exempt and NCI designated Cancer Centers) have the leverage to negotiate favorable rates and reimbursement terms o ~50% of target sites are PPS exempt or NCI Cancer Centers 21

PHP is Already Part of Current NCCN Guidelines for mUM

Regional Isolation Perfusion

Methods include isolated hepatic infusion (IHP), percutaneous hepatic perfusion (PHP), HAI, and embolization techniques. **PHP is a simpler, less invasive alternative to IHP that can be repeated**. It uses a double-balloon catheter inserted into the inferior vena cava to isolate hepatic venous blood that is then filtered extracorporeally.

NCCN Guidelines Version 1.2024
Melanoma: Uveal



Distant Metastatic Disease
WORKUP
• Biopsy if clinically appropriate[gg]
• Imaging[ii] for baseline staging and to evaluate specific signs and symptoms
• HLA-A*02:01 testing[ll]
• Consider liver function tests (LFTs), including lactate dehydrogenase (LDH)[mm]
• Consider alkaline phosphatase[mm]
Isolated liver metastases
Non-isolated liver metastases
TREATMENT OF METASTATIC DISEASE
Clinical Trial (preferred)
OR
Consider on or more of the following:
• Liver-directed therapies[nn]
• Regional isolation perfusion of the liver
• Melphalan percutaneous hepatic perfusion[oo]
• Embolization (chemotherapy, radiation,[n] immunotherapy)
• Ablative procedures (thermal ablation, chryotherapy)
• Consider resection and/or RT (photon beam or SRS for limited or symptomatic disease of the liver)[n]
• Systemic therapies[ll]
• Best supportive/palliative care
Clinical Trial (preferred)
OR
Consider on or more of the following:
• Systemic therapies[ll]
• Best supportive/palliative care
Imaging[ii] to assess response or progression
Residual or progressive disease
No evidence of disease
Clinical trial, if available or Observation (Follow-up, UM-4)
Imaging[ii] to assess response or progression
Residual or progressive disease

SOURCE: National Comprehensive Cancer Network®

Delcath

22

Components of Hospital Reimbursement Assuming Outpatient Pass Through Status with J-Code HEALTHCARE FACILITY FEE “PHYSICIAN” PAYMENT DRUG • MDs primarily on salary but physician payments • The existing CPT codes should capture all • ASP+6% (CMS) and associated RVUs are still relevant steps of the procedure • The existing CPT codes should capture all steps • Likely similar for commercial • Believe the existing codes will provide of the procedure payers payment competitive with other • Believe the existing codes will provide interventional procedures payment competitive with other interventional procedures CPT Code mapping complete No meaningful impact on treatment decisions 23

NEXT STEPS: Future Indications 24

Clinical Rationale for Broad Development Effort Melphalan has demonstrated clinical activity in multiple tumor types Promising ORR, DCR and PFS signals seen across multiple tumor types with CHEMOSAT in Europe and in earlier studies with IHP In many solid tumor patients, liver metastases are often life limiting HEPZATO is currently the only liver-directed treatment that can repeatedly treat the whole liver Potential for significant improvement in survival Converting unresectable liver metastases into resectable metastases and adjuvant usage to prevent recurrence Potential for sequential usage with Immune- Oncology (I/O) agents Liver metastases reduce I/O therapy efficacy due to the tumor microenvironment inducing immune tolerance, HEPZATO may reduce this effect 25

Strong Correlation of IHP and PHP Efficacy in mUM Patients

IHP activity in CRC and NET

Meta-analysis of 8 mUM clinical studies [15]		
Endpoint	**IHP (%)**	**PHP (%)**
mOS	17.1	17.3
mPFS	7.2	9.6
hPFS	10	9.5
Complications	39.1	23.8
Mortality	5.5	1.8



IHP / Melphalan in mCRC	
Van Iersel[16]	N=154 ORR 50% mPFS 7.4 months mOS 24.8 months
Alexander [17]	N=120 ORR 61% mOS 17.4 months 2-year survival 34%

IHP in mNET	
Grover[18]	ORR 50% DOR 15 months mhPFS 7 months mOS 48 months

IHP, or Intrahepatic Perfusion, is an invasive surgical technique for delivering high doses of chemotherapy to the liver; procedure related mortality and morbidity prevented common usage. **PHP is a minimally invasive, safer procedure** which accomplishes the same goals as IHP and **can be performed up to 6 times**.

[15] Bethlehem MS et al. Meta-Analysis of Isolated Hepatic Perfusion and Percutaneous Hepatic Perfusion as a Treatment for Uveal Melanoma Liver Metastases. Cancers (Basel). 2021 Sep 21;13(18):4726.
[16] Van Iersel LB, Gelderblom H, Vahrmeijer AL, et al. Isolated hepatic melphalan perfusion of colorectal liver metastases: outcome and prognostic factors in 154 patients. Ann Oncol. 2008;19:1127–34Grover A et al. Isolated Hepatic Perfusion with 200 mg Melphalan for Advanced Noncolorectal Liver Metastases. Surgery. (2005). 136. 1176-82.
[17] Alexander HR Jr, Bartlett DL, Libutti SK, et al. Analysis of factors associated with outcome in patients undergoing isolated hepatic perfusion for unresectable liver metastases from colorectal center. Ann Surg Oncol. 2009;16:1852–9
[18] Grover AC, Libutti SK, Pingpank JF, Helsabeck C, Beresnev T, Alexander HR. Isolated hepatic perfusion for the treatment of patients with advanced liver metastases from pancreatic and gastrointestinal neuroendocrine neoplasms. Surgery. 2004;136(6):1176-1182. doi:https://doi.org/10.1016/j.surg.2004.06.044

Delcath 26

Rationale for Combining HEPZATO with IO Therapy Liver Metastases Suppress IO Therapy Efficacy 27

Encouraging Signal of Efficacy for PHP and I/O Drug Combination

From Phase 1b Part of the Chopin Trial



% Change of Target Lesions from Baseline by Response Category
% Change from baseline
40
20
0
-20
-40
-60
-80
-100
0
5
10
15
20
25
30
Study duration (months)
CR
PR
SD

* PD due to >20% increase in sum of diameter of target lesions compared to nadir
** PD due to new intrahepatic lesions
*** PD due to new extrahepatic lesion and one growing non-target intrahepatic lesion
° Patient with incomplete study treatment

- N=7 in Phase 1b portion of the trial[19]
- RP2D: IPI 1mg/kg and NIVO 3mg/kg. Well tolerated, no DLTs or deaths.
- 1CR, 6 PR and 1 PD (85.7% ORR, 100% DCR) – meta-analysis of prior IO trials has shown ORR<<10%
- As of 11/15/22 the median follow-up was 29.1 months, the median PFS was 29.1 months, and the median duration of response was 27.1 months.
- 3 of 4 patients who subsequently experienced PD continued with treatment in the form of repeated Melphalan Chemosat treatments
- Ongoing randomized Phase 2 (control is Chemosat) has recruited and enrolled all 76 patients, Primary endpoint is 1 Yr PFS and results expected in Fall of 2025

Inclusion → Ipilimumab + nivolumab* → melphalan liver chemo-saturation → Ipilimumab + nivolumab* → Ipilimumab + nivolumab* → melphalan liver chemo-saturation → Ipilimumab + nivolumab*

*c1: 1+1mg/kg, c2: 1+3mg/kg

[19] Tong TML et al. Combining Melphalan Percutaneous Hepatic Perfusion with Ipilimumab Plus Nivolumab in Advanced Uveal Melanoma: First Safety and Efficacy Data from the Phase Ib Part of the Chopin Trial. Cardiovasc Intervent Radiol. 2023 Mar;46(3):350-359.

Delcath 28

Planned Market Expansion U.S. TAM Potential Significant Upside >$1B per year U.S. Incidence of Liver-Dominant Cancers 50,000 40,000 Approved Phase 2* Initiation planned in 2025 30,000 Potential future opportunity 20,000 10,000 0 mUM ICC mBC mNET mPC mCRC HCC rd *mBC and mCRC planned trials will address 3 line liver-dominant metastatic patients 29

DELCATH: Financials 30

Financial Metrics (unaudited) Total revenues: quarterly progression ($ in millions) $16.0 Highlights – Preliminary Q4 and YE 2024 (unaudited) $1.4 $14.0 $12.0 • Fourth Quarter Revenue to be Approximately $15.1 $1.2 $10.0 Million $8.0 • Full Year Total Revenue to be Approximately $37.2 39% $1.2 $13.7 Million $6.0 $10.0 40% $4.0 • Revenue growth driven primarily by HEPZATO site 150% $6.6 activation $1.1 $2.0 $2.0 $0.0 • Gross Margins expected to be 80-85% Q1 2024 Q2 2024 Q3 2024 Preliminary Q4 • Expected Cash and Investments of $53.2M 2024 HEPZATO CHEMOSAT • No outstanding debt obligations ($ in millions) Q1 2024 Q2 2024 Q3 2024 Preliminary Q4 2024 Revenue HEPZATO $2.0 $6.6 $10.0 $13.7 CHEMOSAT $1.1 $1.2 $1.2 $1.4 Operating Cash Burn ($9.6) ($4.5) ($3.6) TBD 31

Capital Structure and Share Information DCTH (NASDAQ) Capitalization a. As of December 31, 2024; includes 33.0M of Common plus; 1.8M Preferred E, E-1 a 36.2M and F Series & 1.4M Pre-funded Warrants Shares Outstanding as converted. b. 1.8M warrants at a $10 exercise price b 1.8M Warrants Outstanding (expiring May 2025). c. Used NASDAQ closing price information 5.8M Stock Options Outstanding starting on January 1, 2024 to December 31, 2024. 43.8M d. 30-day average calculated between Fully Diluted Shares November 20, 2024 to December 31, 2024. c $3.72 - $12.67 52 Week Low - High d 342k 30d Average Daily Volume 32

Multi-Disciplinary, Experienced Leadership Team

Gerard Michel
CHIEF EXECUTIVE OFFICER



- 30+ yrs. pharma/medtech experience
- C-suite roles at Vericel Corp, Biodel, & NPS
- M.S. Microbiology, B.S. Biology & Geology from the Univ. of Rochester School of Medicine
- M.B.A. Simon School of Business & Leadership

Martha S. Rook, PhD
CHIEF OPERATING OFFICER



- 25+ yrs. molecular bio., process dev., manufacturing, supply chain and quality experience
- Senior roles at insitro, Sigilon Therapeutics, and MilliporeSigma
- Ph.D. Biochemistry from MIT, B.S. in chemistry from Texas A&M
- Postdoctoral studies at Harvard Medical School

David Hoffman
GENERAL COUNSEL, CORP SECRETARY & CHIEF COMPLIANCE OFFICER



- 20+ yrs. advising biotech companies with a focus on the commercialization of therapies
- Previously Associate General Counsel and Chief Compliance Officer at Vericel Corporation

Vojislav Vukovic, MD PhD
CHIEF MEDICAL OFFICER



- Oncology dev. exec, global clinical expertise
- Former CMO at Aileron, Taiho, Synta
- MD, Univ. of Sarajevo | MSc, PhD, Univ. of Toronto
- Published, AACR, ASCO, ASH, ESMO member

Kevin Muir
GENERAL MANAGER, INTERVENTIONAL ONCOLOGY



- 20+ yrs. medtech/bioTx sales & marketing experience
- Senior leadership roles at BTG, ClearFlow, Aragon Surgical, Kensey Nash Corporation, and Kyphon
- Field Artillery officer, U.S. Army
- B.S. in Management Systems Engineering, U.S. Military Academy at West Point

Sandra Pennell
SVP, FINANCE



- 20+ years' biotech financial oversight experience
- Manages global financial affairs, U.S. GAAP compliance
- Led finance at Invivyd
- VP at Vericel Corp
- MSc, Accountancy, Univ. of Illinois

Board of Directors

John R. Sylvester, Chairman
Bridget Martell, MA, MD, Director
Elizabeth Czerepak, Director
Steven Salamon, Director
Dr. Gil Aharon, Ph.D., Director
Gerard Michel, CEO

Delcath 33

U.S. Registration Trial for the Treatment of Patients with mUM 34

FOCUS TRIAL 9 Summary of Efficacy Results Endpoints HEPZATO KIT (N=91) ORR, n 33 (36.3%) DOR, Median in months 14.0 DCR, n 67 (73.6%) PFS, Median in months 9.0 OS, Median in months 20.53 • Full analysis with final data cut pending publication • HEPZATO Tx every 6-8 weeks up to a maximum of 6 cycles • Prescribing Information includes ORR, DOR and response categories • Trial powered to show an ORR advantage over a meta-analysis of Best Alternative Care o Checkpoint inhibitors, chemotherapy, other liver-directed therapy • Lower bound of FOCUS ORR (26.4%) is significantly higher than the upper bound of the meta-analysis (8.3%) 9 DOI: 10.1200/JCO.2022.40.16_suppl.9510 Journal of Clinical Oncology 40, no. 16_suppl (June 01, 2022) 9510-9510. 35

FOCUS TRIAL

Published mUM Prospective and Retrospective Studies*

Clinical Study/Publication	Study Type	Treatment	N	Median OS (months)	1 year OS	Median PFS (months)
FOCUS	Single-Arm	HEPZATO	91[AL]	20.53	80%	9.03
Khoja et al 2019[10]	Meta-Analysis	systemic and liver-directed therapies	912	10.2	NA	3.3
Rantala et al 2019[11]	Meta-Analysis	systemic and liver-directed therapies	2,494	12.84	NA	NA
Piulats et al 2021[12]	Single-Arm	ipi plus nivo	52[TN]	12.7	NA	3.0
Heppt et al 2019[13]	Single-Arm	ipi plus (pembro or nivo)	64[AL]	16.1	NA	3.0
Nathan et al 2021[14]	Randomized	tebentafusp	252[TN]	21.7	73%	3.3
		control	126[TN]	16	59%	2.9

TN = Treatment Naïve, AL = Any Line

Ipi = ipilimUMab, nivo = nivolumab, pembro = pemUMab

*Studies from 2019 or later with >50 patients

[10] Khoja L, et al. Meta-analysis in metastatic uveal melanoma to determine progression free and overall survival benchmarks: an international rare cancers initiative (IRCI) ocular melanoma study. Ann Oncol 2019 Aug 1, 30(8): 1370-1380.
[11] Ranjala, E, et al. Overall survival after treatment for metastatic uveal melanoma: a systematic review and meta-analysis. Melanoma Res. 2019 Dec; 29(6): 561–568
[12] Piulats, J, et al. Nivolumab Plus Ipilimumab for Treatment-Naive Metastatic Uveal Melanoma: An Open-Label, Multicenter, Phase II Trial by the Spanish Multidisciplinary Melanoma Group (GEM-1402). Journal of Clinical Oncology 39, no. 6 (February 20, 2021) 586-598.
[13] Heppt, M, et al. Combined immune checkpoint blockade for metastatic uveal melanoma: a retrospective, multi-center study. J Immunotherapy Cancer. 2019 Nov 13;7(1):299.
[14] Nathan, P, et al. Overall Survival Benefit with Tebentafusp in Metastatic Uveal Melanoma. N Engl J Med 2021; 385:1196-1206

Delcath 36

FOCUS TRIAL Adverse Reactions Related to Study Treatment Occurring in ≥10% of Patients (N=95) Adverse Events ALL GRADES (%) GRADES 3 OR 4 (%) Thrombocytopenia* 64 55 Leukopenia* 44 34 Anemia* 61 33 Neutropenia* 35 29 International normalized ratio increased 29 8 Activated partial thromboplastin time prolonged 26 8 Aspartate aminotransferase increased 27 3 Hypocalcemia 12 3 Blood bilirubin increased 11 3 Alanine aminotransferase increased 31 2 Blood alkaline phosphatase increased 25 2 Troponin I increased 12 2 Abdominal pain upper 18 1 Dyspnea 11 1 Nausea 47 0 Fatigue 43 0 Vomiting 27 0 Contusion 16 0 Adverse reactions are described further in the HEPZATO KIT PI. Asthenia 13 0 Back pain 13 0 Decreased appetite 13 0 • Most hematological side effects Abdominal pain 12 0 result from melphalan Lethargy 12 0 Groin pain 11 0 • Side effect profile similar to Headache 11 0 standard melphalan use Anemia includes anemia, febrile bone marrow aplasia, hemoglobin decreased, normochromic normocytic anemia, red blood cell count decreased. Leukopenia includes leukopenia, lymphocyte count decreased, lymphopenia, and white blood cell count decreased. Neutropenia includes neutropenia and neutrophil count decreased. Thrombocytopenia includes thrombocytopenia and platelet count decrease. 37

Thank You 38

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